Exhibit 99.2

JULY 29, 2025

BRIGHTSPIRE CAPITAL

SUPPLEMENTAL FINANCIAL REPORT

SECOND QUARTER 2025



CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; the Company's operating results may differ materially from the information presented in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as in the Company's other filings with the Securities and Exchange Commission; defaults by borrowers in paying debt service on outstanding indebtedness; borrowers' abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including the impact of higher interest expense, depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations, population shifts and migration, reduced demand for office, multifamily, hospitality or retail space) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; the fair value of the Company's investments may be subject to uncertainties (including impacts associated with inflationary trends, the volatility of interest rates and credit spreads, increased market volatility affecting commercial real estate businesses and public securities); the Company's use of leverage and interest rate mismatches between the Company's assets and borrowings could hinder its ability to make distributions and may significantly impact its liquidity position; the timing of and ability to generate additional liquidity and deploy available liquidity, including in senior mortgage loans; whether the Company will achieve its anticipated Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company's ability to maintain or grow the dividend at all in the future; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including available capacity under and margin calls on master repurchase facilities; lease payment defaults or deferrals, demands for protective advances and capital expenditures; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; the ability to execute CRE CLO's on a go forward basis, including at a reduced cost of capital; the impact of legislative, regulatory, tax and competitive changes, regime changes and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business; and the ongoing impacts of global geopolitical uncertainties and unforeseen public health crises on the real estate market. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as in BrightSpire Capital's other filings with the Securities and Exchange Commission.

We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. BrightSpire Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and BrightSpire Capital does not intend to do so.

COMPANY HIGHLIGHTS

BrightSpire Capital, Inc. ("BRSP" or the "Company") is a large publicly-traded, diversified and internally-managed commercial real estate credit REIT

Diversified Portfolio

$3.5B Total At-Share Assets (Undepreciated)	**$2.4B** Total Loan Portfolio (**81** Total Loans)
97% Floating-Rate Loan Portfolio	**$30M** Average Loan Size
89% <$50M Loan Size (Based on Loan Count)	**7.8%** W.A. Unlevered All-in Yield[1]

Liquidity & Capitalization

$325M Total Liquidity[2]	**$106M** Total Unrestricted Cash (or **$0.82** per share)[3]

Ample Liquidity for New Loan Originations

$165M Fully Undrawn Corporate Revolver[3]	**$1.2B** Master Repurchase Facilities Availability[3]
2.0x Debt-to-Equity Ratio[4]	**6.10%** W.A. All-in Cost of Financing[5]

Financial Results

$0.18 Q2'25 Adjusted Distributable Earnings Per Share*

$0.16 Q2'25 Quarterly Dividend Per Share	**13.0%** Annualized Dividend Yield[6]
$1.1B Undepreciated Book Value**	**$8.75** Undepreciated Book Value Per Share**

* Refer to the Appendix for a definition and reconciliation to GAAP net income (loss)
** Refer to the Appendix for a definition and reconciliation to GAAP net book value
As of June 30, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

SUMMARY RESULTS & SUBSEQUENT EVENTS UPDATE

FINANCIAL RESULTS	• GAAP Net Loss of ($23.1) million, or **($0.19) per share** • Distributable Earnings of $3.4 million, or **$0.03 per share** • Adjusted Distributable Earnings of $22.9 million, or **$0.18 per share** • Declared and paid a dividend of $0.16 per share for Q2'25, **13.0%** yield on current share price[6] • Undepreciated book value of **$8.75 per share (flat vs. Q1'25)** • GAAP net book value declined to **$7.65 per share** at Q2'25 from $7.92 per share at Q1'25 due to impairment charges related to the final resolution of two legacy office equity investments. There was **no impact on undepreciated book value** as these investments had been previously written down to zero

PORTFOLIO	• **$3.5 billion** total at-share assets; predominantly floating rate senior loans
	• **$2.4 billion** loan portfolio with an average loan size of **$30 million** and W.A. unlevered yield of **7.8%**
	  • **$86 million of positive net deployment during Q2'25**
	  – Committed **$98 million** of capital across two new loans and a cross-collateralized preferred equity investment in Q2'25. Subsequent to Q2'25, committed **$114 million** of capital across six new loans closed or in-execution[3]
	  – **$12 million** of repayment proceeds across five loans in Q2'25. Subsequent to Q2'25, received **$7 million** of repayment proceeds across two loans[3]
	  • W.A. risk ranking of **3.1** (vs. 3.2 as of Q1'25); no remaining risk rank 5 loans*
	  – Watch list: four loans removed and two loans added
	  – 5 watch list loans totaling $202 million or 9% of the loan portfolio, **~50% reduction** (vs. 7 loans, $396 million at Q1'25)
	  • Total CECL reserve of $137 million or $1.06 per share (no specific CECL reserve on balance sheet as of Q2'25)

LIQUIDITY & CAPITALIZATION	• **$325 million** of available liquidity (**$106 million** of unrestricted cash, **$165 million** of revolver capacity and **$54 million** of approved and undrawn borrowings available on our credit facilities)[3] • **$2.0 billion** of total master repurchase facility capacity with **$1.2 billion** of availability[3] • Repurchased **0.6 million shares** or $2.9 million of Class A common stock at a blended price of $5.19 per share

BRIGHTSPIRE CAPITAL

* Subsequent to the second quarter of 2025, acquired a multifamily construction / development project in Santa Clara, CA through a deed-in-lieu of foreclosure with an estimated fair value of $39M. As a result, the Company held no risk rank 5 loans on its balance sheet as of July 25, 2025 and have adjusted watch list and risk rank metrics presented above accordingly
As of June 30, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

FINANCIAL OVERVIEW

Key Financial Metrics

GAAP Net Loss ($M) Per Share	**($23.1)** ($0.19)
Distributable Earnings ($M) Per Share	**$3.4** $0.03
Adjusted Distributable Earnings ($M) Per Share	**$22.9** $0.18
Total At-Share Assets ($B) (Undepreciated)	**$3.5**
Total Debt Outstanding (UPB) ($B) Debt-to-Equity[4]	**$2.3** 2.0x
Book Value (GAAP) ($B) Per Share	**$1.0** $7.65
Book Value (Undepreciated) ($B) Per Share	**$1.1** $8.75
CECL Reserve (General) ($M) Per Share / Basis Points ("BPS")[7]	**$137.2** $1.06 / 549 bps
CECL Reserve (Specific) ($M) Per Share	**--** --

Capital Structure



13%
1%
34%
23%
29%
Total capitalization
$3.4B
Stockholders' equity (undepreciated)
Securitization bonds payable (non-recourse)
Master repurchase facilities (limited recourse)
Mortgage debt (non-recourse)
Other debt (non-recourse)

Undepreciated Book Value Per Share Bridge



$8.80
$8.70
$8.60
$8.50
$8.75
$0.02
$0.02
($0.03)
($0.01)
$8.75
3/31/25 Undepreciated BVPS
Earnings in Excess of Dividends
Share Repurchases
Non-GAAP RE Impairment
Change in CECL Reserve
6/30/25 Undepreciated BVPS

As of June 30, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

PORTFOLIO OVERVIEW

Investment Type

*Based on **GAAP** net carrying value as of June 30, 2025*



Loan portfolio
Net lease & other real estate
CRE debt securities(8)
<1%
29%
71%

Property Type

*Based on **GAAP** gross carrying value as of June 30, 2025*



Multifamily
Office (loan portfolio)
Office (NNN & Other RE)
Industrial
Hotel
Mixed-use & Other
Retail
1%
6%
7%
8%
8%
23%
47%

Portfolio Overview

(At BRSP share)	Investment count		Carrying value		Net carrying value		Per share
Senior mortgage loans	73	$	2,338	$	607	$	4.67
Mezzanine loans	2		47		47		0.36
Preferred equity	6		7		7		0.05
General CECL reserves			(137)		(137)		(1.06)
Total loan portfolio	**81**	**$**	**2,255**	**$**	**524**	**$**	**4.03**
Net lease & other real estate	16		789		268		2.05
CRE debt securities[8]	1		2		2		0.02
Total investment portfolio	**98**	**$**	**3,046**	**$**	**794**	**$**	**6.11**
Plus: cash & net assets[9]			357		200		1.54
Total - GAAP		**$**	**3,403**	**$**	**994**	**$**	**7.65**
Plus: accumulated D&A[10]			194		194		1.49
Less: non-GAAP impairment of real estate[11]			(51)		(51)		(0.40)
Total - Undepreciated		**$**	**3,546**	**$**	**1,137**	**$**	**8.75**

Above charts exclude the impact of CECL reserves. In addition, "Property Type" chart excludes CRE debt securities
$ in millions, except per share data; as of June 30, 2025; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO OVERVIEW

Overview

81	Total number of investments
$2.4B	Total loan portfolio
$30M	Average investment size
0.7 yrs.	W.A. remaining term[12]
1.5 yrs.	W.A. extended remaining term[13]
7.8%	W.A. unlevered all-in yield[1]
3.1	W.A. risk ranking
99%	of senior loans are floating rate

Investment Type



2%
<1%
98%
Senior mortgage loans
Mezzanine loans
Preferred equity

Property Type



8%
3%
1%
30%
58%
Multifamily
Office
Mixed-use & Other
Hotel
Industrial

Region



West
43%
Southwest
35%
Southeast
8%
Northeast
14%

Loan Portfolio Activity



$2,458
Total Loan Count
74
$90
$7
($135)
($16)
($12)
$2,392
Total Loan Count
81
3/31/25 Loan Portfolio
Total New Loans (Initial Fundings)
Additional Loan Fundings[14]
REO[15]
Other[16]
Total Repayments
6/30/2025 Loan Portfolio

Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves
$ in millions, unless otherwise stated; as of June 30, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO DIVERSIFICATION

(At BRSP share)	Number of investments	Collateral Type: Carrying value	Collateral Type: % of carrying value	Region Exposure as a % of Carrying Value: West	Southwest	Northeast	Southeast
Multifamily	52	$ 1,378,273	58%	25%	27%	2%	5%
Office	21	715,249	30%	12%	9%	6%	4%
Mixed-use & Other	5	190,826	8%	2%	--	6%	--
Hotel	1	72,183	3%	3%	--	--	--
Industrial	2	35,884	1%	1%	--	--	--
Total	**81**	**$ 2,392,415**	**100%**	**43%**	**35%**	**14%**	**8%**
General CECL reserves		(137,160)					
Total – Net of general CECL reserves		**$ 2,255,254**					

Property Type Exposure by Region



Multifamily
8%
3%
46%
43%
Office
12%
18%
41%
29%
Mixed-use & Other
19%
81%
Hotel
100%
Industrial
100%
West
Southwest
Northeast
Southeast

BRIGHTSPIRE CAPITAL

Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves
$ in thousands; as of June 30, 2025; at BRSP share

LOAN PORTFOLIO SUMMARY

(At BRSP share)	Number of investments		Carrying value	% of carrying value		Net carrying value	W.A. unlevered all-in yield[1]	W.A. extended term (years)[13]
Floating rate								
Senior mortgage loans	72	$	2,317,456	97%	$	586,462	7.7%	1.5
Total / W.A. floating rate	**72**		**2,317,456**	**97%**		**586,462**	**7.7%**	**1.5**
Fixed rate								
Senior mortgage loans	1		20,617	1%		20,617	15.0%	1.6
Mezzanine loans	2		47,379	2%		47,379	8.3%	1.6
Preferred equity	6		6,963	0%		6,963	15.0%	1.6
Total / W.A. fixed rate	**9**		**74,959**	**3%**		**74,959**	**10.8%**	**1.6**
Total / W.A.	**81**	**$**	**2,392,415**	**100%**	**$**	**661,421**	**7.8%**	**1.5**
General CECL reserves			(137,160)			(137,160)		
Total / W.A. – Net of general CECL reserves		**$**	**2,255,254**		**$**	**524,261**		

BRIGHTSPIRE CAPITAL

$ in thousands; as of June 30, 2025; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO MATURITIES

Weighted average fully extended remaining term of approximately 1.5 years across the loan portfolio

Fully Extended Loan Maturities[13]



$1,000
$750
$500
$250
$0
$ in Millions
Fully extended loan maturities (carrying value)
Unfunded commitments
$420
$11
$735
$39
$936
$43
$301
$19
2025
2026
2027
2028+

BRIGHTSPIRE CAPITAL

Above chart based on GAAP gross carrying value and excludes the impact of CECL reserves
As of June 30, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO RISK RANKINGS & CECL RESERVE

Risk Ranking Overview*



Q1'25
Q2'25*
Q1'25 W.A. Risk Ranking: 3.2
Q2'25 W.A. Risk Ranking: 3.1
Risk Rank 4 & 5
Q1'25: 16% | 7 loans
Q2'25: 9% | 5 loans
0% 0% 0% 0%
84% Loan Count 67
91% Loan Count 75
8% Loan Count 5
9% Loan Count 5
8% Loan Count 2
0% Loan Count 0
1
2
3
4
5

CECL Reserve Overview



Specific CECL Reserve
General CECL Reserve
No specific CECL reserve on balance sheet for Q1'25 & Q2'25
Total Reserve $156M ($1.19/share)
$156M
Total Reserve $137M ($1.06/share)
$137M
Q1'25
Q2'25

BRIGHTSPIRE CAPITAL

* Subsequent to the second quarter of 2025, acquired a multifamily construction / development project in Santa Clara, CA through a deed-in-lieu of foreclosure with an estimated fair value of $39M. As a result, the Company held no risk rank 5 loans on its balance sheet as of July 25, 2025 and have adjusted watch list and risk rank metrics presented above accordingly

Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves, unless otherwise stated

As of June 30, 2025, unless otherwise stated; at BRSP share

NET LEASE REAL ESTATE & OTHER REAL ESTATE SUMMARY

(At BRSP share)	Number of investments	BRSP ownership %	Rentable square feet ("RSF") / Units / Keys	Carrying value (Undep.)	Net carrying value (Undep.)	% of net carrying value (Undep.)	Q2'25 NOI (at BRSP share)*	W.A. % leased at end of period[17]	W.A. remaining lease term (years)[18]
Net lease real estate ("NNN")									
Industrial	1	100%	2,787 RSF	$ 292,156	$ 92,156	23%	$ 5,039	100%	13.1
Office	2	100%	522 RSF	94,004	44,640	11%	1,805	100%	3.7
Retail	4	100%	468 RSF	42,462	5,563	1%	974	100%	3.4
Total / W.A. - NNN	**7**	**100%**	**3,777 RSF**	**$ 428,623**	**$ 142,360**	**36%**	**$ 7,817**	**100%**	**10.1**
Other real estate ("Other RE") **									
Office	4	95%	1,693 RSF	$ 210,805	$ 58,053	15%	$ 3,804	61%	4.2
Multifamily	4	100%	1,311 Units	143,477	61,943	16%	420	75%	n/a
Hotel	1	100%	541 Keys	135,728	135,728	34%	2,058	77%	n/a
Total / W.A. – Other RE	**9**	**98%**	**n/a**	**$ 490,011**	**$ 255,725**	**64%**	**$ 6,282**	**69%**	**4.2**
Total / W.A.	**16**	**99%**	**n/a**	**$ 918,633**	**$ 398,084**	**100%**	**$ 14,099**	**84%**	**8.1**

Region



West 53%
Southwest 16%
Midwest 15%
Northeast 16%

Property Type



5%
15%
33%
15%
32%
Office
Industrial
Multifamily
Hotel
Retail

W.A. Remaining Lease Term[18]



9%
38%
53%
5.0+
2.5 - 5.0
<2.5

BRIGHTSPIRE CAPITAL

* Q2'25 NOI excludes $4.6M of NOI related to the Norway NNN office property. During the second quarter of 2025, we reached a maturity default on the bond financing collateralized by the Norway NNN office property, and the lenders exercised remedies and took control by equity pledge of the underlying investment subsidiary. As a result, we deconsolidated the assets and liabilities from our consolidated balance sheet and have no further involvement in the property

** Includes $340M of undepreciated ("undep.") carrying value related to seven REO assets. Excludes the multifamily construction / development project in Santa Clara, CA that was acquired in July 2025 through a deed-in-lieu of foreclosure with an estimated fair value of $39M

Above charts based on undepreciated carrying value; $ and RSF in thousands; as of June 30, 2025, unless otherwise stated; at BRSP share

See footnotes in the appendix

LOAN PORTFOLIO WATCH LIST LOANS

Investment	**Austin, TX Senior Loan** (Loan 3)	**Tualatin, OR Senior Loan** (Loan 56)	**Reston, VA Senior Loan** (Loan 57)	**Dallas, TX Senior Loan** (Loan 58)	**Ontario, CA Senior Loan** (Loan 80)
Risk Ranking (Q2'25 / Q1'25)	4 / 3	4 / 4	4 / 4	4 / 4	4 / 3
Investment Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Origination Date / Transaction Type	March 2022 / Acquisition	November 2021 / Refinancing	September 2021 / Refinancing	November 2021 / Refinancing	July 2022 / Acquisition
Collateral	Multifamily / 312 Units	Office / 342k RSF	Office / 270k RSF	Office / 328k RSF	Industrial / 73k RSF
Carrying Value	$50M	$45M	$42M	$40M	$24M
Loan Basis	$160k / Unit	$132 / RSF	$156 / RSF	$122 / RSF	$329 / RSF
Cash Coupon	SOFR + 3.3%	SOFR + 1.5%	SOFR + 2.1%	SOFR + 4.0%	SOFR + 3.3%
Extended Maturity Date[13]	March 2027	December 2026	October 2026	December 2025	August 2027

BRIGHTSPIRE CAPITAL

Note: Subsequent to the second quarter of 2025, acquired a multifamily construction / development project in Santa Clara, CA through a deed-in-lieu of foreclosure with an estimated fair value of $39M. As a result, the Company held no risk rank 5 loans on its balance sheet as of July 25, 2025 and have adjusted watch list metrics presented above accordingly
As of June 30, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

REAL ESTATE OWNED

Investment	San Jose, CA (Other RE 1)	Arlington, TX (Other RE 4)	Phoenix, AZ (Other RE 5)	Fort Worth, TX (Other RE 6)	Mesa, AZ (Other RE 7)	Long Island City, NY (Other RE 8)	Long Island City, NY (Other RE 9)	Santa Clara, CA (Loan 10) *
Acquisition Date	May 2025	July 2024	December 2023	November 2024	February 2025	June 2023	June 2023	July 2025
Collateral	Hotel / 541 Keys	Multifamily / 436 Units	Multifamily / 236 Units	Multifamily / 354 Units	Multifamily / 285 Units	Office / 221k RSF	Office / 128k RSF	Multifamily (Land)
Collateral Basis	$251k / Key	$89k / Unit	$157k / Unit	$99k / Unit	$112k / Unit	$140 / RSF	$227 / RSF	n/a
Undepreciated Carrying Value	$136M	$39M	$37M	$35M	$32M	$31M	$29M	$39M
Outstanding Debt	--	$26M	$20M	$17M	$19M	--	--	$34M
Undepreciated Net Carrying Value	$136M	$14M	$17M	$19M	$13M	$31M	$29M	$5M
W.A. % Leased[17]	77%	58%	91%	70%	83%	31%	2%	n/a
W.A. Lease Term (Yrs.)[18]	n/a	n/a	n/a	n/a	n/a	3.6	4.7	n/a

BRIGHTSPIRE CAPITAL

* Subsequent to the second quarter of 2025, acquired a multifamily construction / development project in Santa Clara, CA through a deed-in-lieu of foreclosure with an estimated fair value of $39M

As of June 30, 2025, unless otherwise stated; at BRSP share

See footnotes in the appendix

INVESTMENT DETAIL

Loan Portfolio

(At BRSP share)	Investment Type	Origination date	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[1]	Extended maturity date[13]	LTV	Q2'25 Risk ranking	Q1'25 Risk ranking
Multifamily											
Loan 1	Senior	Apr-25	Oxnard, CA	$ 69	Floating	S+2.3%	7.6%	Apr-29	68%	3	n/a
Loan 2	Senior	May-22	Las Vegas, NV	56	Floating	S+2.0%	6.3%	Jun-27	74%	3	4
Loan 3	Senior	Mar-22	Austin, TX	50	Floating	S+3.3%	7.6%	Mar-27	75%	4	3
Loan 4	Senior	Jul-21	Dallas, TX	50	Floating	S+3.4%	7.7%	Aug-26	74%	3	3
Loan 5	Senior	May-21	Las Vegas, NV	48	Floating	S+2.5%	8.5%	Jun-26	70%	3	3
Loan 6	Senior	Jul-21	Jersey City, NJ	42	Floating	S+3.1%	7.4%	Aug-26	66%	3	3
Loan 7	Senior	Mar-22	Louisville, KY	41	Floating	S+2.8%	7.1%	Apr-27	70%	3	3
Loan 8	Senior	Jul-21	Dallas, TX	40	Floating	S+3.2%	7.5%	Aug-26	77%	3	3
Loan 9	Senior	Mar-22	Long Beach, CA	40	Floating	S+3.4%	7.7%	Apr-27	80%	3	3
Loan 10 *,**,***	Senior	Jun-19	Santa Clara, CA	39	Floating	n/a	n/a	Jul-25	69%	5	5
Subtotal / W.A. top 10 multifamily				$ 477		2.6%	6.9%	Feb-27	n/a	3.3	n/a
Loan 11	Senior	Jul-22	Irving, TX	$ 38	Floating	S+3.6%	7.9%	Aug-27	75%	3	3
Loan 12	Senior	Dec-20	Austin, TX	37	Floating	S+3.2%	7.5%	Jan-26	54%	3	3
Loan 13	Senior	Jan-22	Dallas, TX	37	Floating	S+3.5%	7.8%	Feb-27	75%	3	3
Loan 14	Senior	Jan-22	Los Angeles, CA	36	Floating	S+3.4%	7.7%	Feb-27	76%	3	3
Loan 15	Senior	Jul-21	Phoenix, AZ	33	Floating	S+3.4%	7.7%	Aug-26	73%	3	3
Loan 16	Senior	Feb-25	Las Vegas, NV	33	Floating	S+3.4%	8.3%	Mar-30	59%	3	3
Loan 17	Mezzanine	Feb-22	Las Vegas, NV	33	Fixed	7.0%	12.0%	Feb-27	57% - 82%	3	3
Loan 18	Senior	Apr-21	Las Vegas, NV	31	Floating	S+3.2%	7.5%	May-26	76%	3	3
Loan 19	Senior	Feb-22	Long Beach, CA	30	Floating	S+3.4%	7.7%	Mar-27	71%	3	3
Loan 20	Senior	Apr-22	Mesa, AZ	30	Floating	S+3.4%	7.7%	May-27	75%	3	3
Subtotal / W.A. top 20 multifamily				$ 815		3.1%	7.4%	Mar-27	n/a	3.2	n/a
Loan 21	Senior	Feb-25	Las Vegas, NV	$ 29	Floating	S+2.7%	7.5%	Mar-30	70%	3	3
Loan 22	Senior	Aug-21	Glendale, AZ	29	Floating	S+3.3%	7.6%	Mar-27	85%	3	3
Loan 23	Senior	May-21	Houston, TX	28	Floating	S+3.1%	7.4%	Jun-26	66%	3	3
Loan 24	Senior	Dec-21	Fort Mill, SC	27	Floating	S+3.3%	7.6%	Jan-27	71%	3	3
Loan 25	Senior	Dec-21	Phoenix, AZ	26	Floating	S+3.6%	7.9%	Jan-27	75%	3	3
Loan 26	Senior	Jul-22	Irving, TX	25	Floating	S+3.6%	7.9%	Aug-27	72%	3	3
Loan 27	Senior	Mar-22	Glendale, AZ	25	Floating	S+3.5%	7.8%	Mar-27	73%	3	3
Loan 28	Senior	Mar-22	Phoenix, AZ	24	Floating	S+3.7%	8.0%	Apr-27	74%	3	3
Loan 29	Senior	Nov-21	Austin, TX	23	Floating	S+3.4%	7.7%	Nov-26	78%	3	4
Loan 30	Senior	Feb-25	Denver, CO	23	Floating	S+3.3%	8.1%	Mar-28	68%	3	3
Loan 31	Senior	Jan-25	Lebanon, TN	22	Floating	S+3.4%	8.7%	Feb-30	71%	3	3
Loan 32	Senior	Jun-21	Phoenix, AZ	22	Floating	S+3.3%	7.6%	Jul-26	71%	3	3
Loan 33	Senior	Dec-24	Seattle, WA	21	Floating	S+2.8%	7.6%	Jan-30	65%	3	3

BRIGHTSPIRE CAPITAL

* Loans in which the underlying collateral is related to a construction / development project
** Loans that are on non-accrual status
*** Subsequent to the second quarter of 2025, acquired a multifamily construction / development project in Santa Clara, CA through a deed-in-lieu of foreclosure with an estimated fair value of $39M. As a result, the Company held no risk rank 5 loans on its balance sheet as of July 25, 2025
$ in millions; as of June 30, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Loan Portfolio (Cont'd)

(At BRSP share)	Investment Type	Origination date	City, State		Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[1]	Extended maturity date[13]	LTV	Q2'25 Risk ranking	Q1'25 Risk ranking
Loan 34	Senior	Jul-21	Aurora, CO		21	Floating	S+3.2%	7.6%	Jul-26	73%	3	3
Loan 35	Senior	Jan-22	Austin, TX		20	Floating	S+3.4%	7.7%	Feb-27	76%	3	3
Loan 36	Senior	Aug-21	La Mesa, CA		20	Floating	S+2.8%	7.1%	Aug-28	72%	3	3
Loan 37	Senior	Oct-24	Garland, TX		20	Floating	S+3.7%	8.3%	Nov-29	70%	3	3
Loan 38	Senior	Dec-21	Gresham, OR		19	Floating	S+2.8%	7.1%	Jul-28	76%	3	3
Loan 39	Senior	Sep-21	Bellevue, WA		19	Floating	S+3.0%	7.3%	Sep-25	71%	3	3
Loan 40	Senior	May-22	Charlotte, NC		19	Floating	S+3.5%	7.8%	May-27	70%	3	3
Loan 41	Senior	Apr-22	Tacoma, WA		18	Floating	S+3.0%	7.3%	May-27	64%	3	3
Loan 42	Senior	Jul-21	Salt Lake City, UT		18	Floating	S+2.8%	7.1%	Aug-28	67%	3	3
Loan 43	Senior	Jun-21	Phoenix, AZ		18	Floating	S+3.2%	7.6%	Jul-26	75%	3	3
Loan 44	Senior	May-25	Dallas, TX		14	Floating	S+2.9%	7.7%	May-30	65%	3	n/a
Loan 45	Senior	Nov-24	Garland, TX		12	Floating	S+3.5%	8.1%	Dec-29	63%	3	3
Loan 46	Senior	Mar-22	Glendale, AZ		12	Floating	S+3.5%	7.8%	Mar-27	73%	3	3
Loan 47	Preferred	May-25	Mesa, AZ		2	Fixed	n/a	15.0%	May-27	n/a	3	n/a
Loan 48	Preferred	May-25	Phoenix, AZ		2	Fixed	n/a	15.0%	Apr-27	n/a	3	n/a
Loan 49	Preferred	May-25	Glendale, AZ		1	Fixed	n/a	15.0%	Mar-27	n/a	3	n/a
Loan 50	Preferred	May-25	Phoenix, AZ		1	Fixed	n/a	15.0%	Aug-26	n/a	3	n/a
Loan 51	Preferred	May-25	Phoenix, AZ		1	Fixed	n/a	15.0%	Aug-26	n/a	3	n/a
Loan 52	Preferred	May-25	Phoenix, AZ		1	Fixed	n/a	15.0%	Jan-27	n/a	3	n/a
Total / W.A. multifamily loans				$	1,378		3.1%	7.6%	Jun-27	n/a	3.1	n/a
Office												
Loan 53	Senior	Jan-21	Phoenix, AZ	$	76	Floating	S+3.7%	8.5%	Feb-26	72%	3	3
Loan 54	Senior	Aug-18	San Jose, CA		74	Floating	S+2.6%	6.9%	Aug-25	81%	3	3
Loan 55	Senior	Feb-19	Baltimore, MD		59	Floating	S+3.6%	7.9%	Feb-27	74%	3	3
Loan 56	Senior	Nov-21	Tualatin, OR		45	Floating	S+1.5%	10.8%	Dec-26	66%	4	4
Loan 57	Senior	Sep-21	Reston, VA		42	Floating	S+2.1%	6.4%	Oct-26	71%	4	4
Loan 58	Senior	Nov-21	Dallas, TX		40	Floating	S+4.0%	8.3%	Dec-25	61%	4	4
Loan 59	Senior	Apr-22	Plano, TX		39	Floating	S+4.1%	8.4%	May-27	68%	3	3
Loan 60	Senior	May-22	Plano, TX		38	Floating	S+4.3%	8.6%	Jun-27	60%	3	3
Loan 61	Senior	Apr-22	San Jose, CA		32	Floating	S+4.2%	8.5%	Apr-27	67%	3	3
Loan 62	Senior	Apr-21	San Diego, CA		32	Floating	S+3.6%	7.9%	May-26	57%	3	3
Subtotal / W.A. top 10 office				$	476		3.3%	8.2%	Aug-26	n/a	3.3	n/a
Loan 63	Senior	Oct-21	Blue Bell, PA	$	29	Floating	S+3.8%	8.1%	Apr-26	78%	3	3
Loan 64	Senior	Mar-22	Blue Bell, PA		29	Floating	S+4.2%	8.5%	Apr-26	80%	3	3
Loan 65	Senior	Feb-19	Charlotte, NC		28	Floating	S+3.3%	7.6%	Jul-25	72%	3	3

BRIGHTSPIRE CAPITAL

$ in millions; as of June 30, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Loan Portfolio (Cont'd)

(At BRSP share)	Investment Type	Origination date	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[1]	Extended maturity date[13]	LTV	Q2'25 Risk ranking	Q1'25 Risk ranking
Loan 66	Senior	Dec-18	Carlsbad, CA	27	Floating	S+3.9%	8.2%	Dec-25	73%	3	3
Loan 67	Senior	Jul-21	Denver, CO	23	Floating	S+4.4%	8.7%	Aug-26	71%	3	3
Loan 68	Senior	Aug-19	San Francisco, CA	23	Floating	S+2.9%	7.3%	Sep-25	84%	3	3
Loan 69	Senior	Oct-21	Burbank, CA	18	Floating	S+4.0%	8.3%	Nov-26	51%	3	3
Loan 70	Senior	Oct-20	Denver, CO	18	Floating	S+3.7%	8.0%	Nov-25	64%	3	3
Loan 71	Senior	Nov-21	Charlotte, NC	16	Floating	S+4.5%	8.8%	Dec-26	67%	3	3
Loan 72 *	Mezzanine	Feb-23	Baltimore, MD	15	Fixed	n/a	n/a	Feb-27	74% – 75%	3	3
Loan 73	Senior	Nov-21	Richardson, TX	13	Floating	S+4.1%	8.4%	Dec-26	68%	3	3
Total / W.A. office loans				$ 715		3.4%	8.0%	Jun-26	n/a	3.2	n/a
Mixed-use & Other											
Loan 74	Senior	Oct-19	Brooklyn, NY	$ 79	Floating	S+4.2%	8.5%	Nov-25	79%	3	3
Loan 75	Senior	Jan-22	New York, NY	46	Floating	S+3.5%	7.8%	Feb-27	76%	3	3
Loan 76	Senior	May-22	Brooklyn, NY	29	Floating	S+4.4%	8.7%	May-27	68%	3	3
Loan 77	Senior	Apr-24	South Pasadena, CA	21	Fixed	15.0%	15.0%	Feb-27	28%	3	3
Loan 78	Senior	Aug-21	Los Angeles, CA	16	Floating	S+4.6%	8.9%	Sep-26	58%	3	3
Total / W.A. mixed-use & other loans				$ 191		5.2%	9.1%	Aug-26	n/a	3.0	n/a
Hotel											
Loan 79	Senior	Jun-18	Englewood, CO	$ 72	Floating	S+3.5%	7.8%	Sep-25	68%	3	3
Total / W.A. hotel loans				$ 72		3.5%	7.8%	Sep-25	n/a	3.0	n/a
Industrial											
Loan 80	Senior	Jul-22	Ontario, CA	$ 24	Floating	S+3.3%	8.0%	Aug-27	66%	4	3
Loan 81	Senior	Mar-22	Commerce, CA	12	Floating	S+3.3%	7.6%	Apr-27	60%	3	3
Total / W.A. industrial loans				$ 36		3.3%	7.8%	Jun-27	n/a	3.7	n/a
Total / W.A. loan portfolio				$ 2,392		3.4%	7.8%	Jan-27	n/a	3.1	n/a
General CECL reserves				(137)							
Total / W.A. loan portfolio, net of general CECL reserves				$ 2,255							

BRIGHTSPIRE CAPITAL

* Loans that are on non-accrual status
$ in millions; as of June 30, 2025, unless otherwise stated; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Net Lease Real Estate & Other Real Estate

(At BRSP share)	Origination date	Collateral type	City, State	Undepreciated carrying value	Undepreciated net carrying value	Q2'25 NOI*	# of properties	Rentable square feet ("RSF") / Units / Keys	W.A. % leased[17]	W.A. lease term (yrs)[18]
Net lease real estate										
Net lease 1	Aug-18	Industrial	Various - U.S.	$ 292	$ 92	$ 5.0	2	2,787 RSF	100%	13.1
Net lease 2	Jul-06	Office	Aurora, CO	55	26	1.1	1	184 RSF	100%	2.4
Net lease 3	Jun-06	Office	Indianapolis, IN	39	18	0.7	1	338 RSF	100%	5.5
Net lease 4	Sep-06	Retail	Various - U.S.	28	--	0.6	7	320 RSF	100%	2.6
Net lease 5	Sep-06	Retail	Keene, NH	7	--	0.1	1	45 RSF	100%	3.6
Net lease 6	Sep-06	Retail	South Portland, ME	5	5	0.2	1	53 RSF	100%	6.6
Net lease 7	Sep-06	Retail	Fort Wayne, IN	3	--	0.1	1	50 RSF	100%	5.2
Total / W.A. net lease real estate				$ 429	$ 142	$ 7.8	14	3,777 RSF	100%	10.1
Other real estate										
Other real estate 1	May-25	Hotel	San Jose, CA	$ 136	$ 136	$ 2.1	1	541 Keys	77%	n/a
Other real estate 2	Sep-14	Office	Creve Coeur, MO	91	--	2.2	7	848 RSF	77%	3.8
Other real estate 3 **	Dec-14	Office	Warrendale, PA	60	--	1.3	5	496 RSF	81%	4.7
Other real estate 4	Jul-24	Multifamily	Arlington, TX	39	14	(0.0)	1	436 Units	58%	n/a
Other real estate 5	Dec-23	Multifamily	Phoenix, AZ	37	17	0.8	1	236 Units	91%	n/a
Other real estate 6	Nov-24	Multifamily	Fort Worth, TX	35	19	(0.7)	1	354 Units	70%	n/a
Other real estate 7	Feb-25	Multifamily	Mesa, AZ	32	13	0.4	1	285 Units	83%	n/a
Other real estate 8	Jun-23	Office	Long Island City, NY	31	31	0.4	1	221 RSF	31%	3.6
Other real estate 9	Jun-23	Office	Long Island City, NY	29	29	(0.1)	1	128 RSF	2%	4.7
Total / W.A. other real estate				$ 490	$ 256	$ 6.3	19	n/a	69%	4.2
Total / W.A. net lease real estate and other real estate				$ 919	$ 398	$ 14.1	33	n/a	84%	8.1

CRE Debt Securities

(At BRSP share)	Carrying value
CRE debt securities	
CRE debt securities (1 investment)[8]	$ 2
Total / W.A. CRE debt securities	$ 2

BRIGHTSPIRE CAPITAL

* Q2'25 NOI excludes $4.6M of NOI related to the Norway NNN office property. During the second quarter of 2025, we reached a maturity default on the bond financing collateralized by the Norway NNN office property, and the lenders exercised remedies and took control by equity pledge of the underlying investment subsidiary. As a result, we deconsolidated the assets and liabilities from our consolidated balance sheet and have no further involvement in the property

** In July 2025, a receiver was appointed for the property, which required deconsolidation of the assets and liabilities from our consolidated balance sheet

$ in millions; rentable square feet in thousands; as of June 30, 2025; at BRSP share

See footnotes in the appendix

CAPITALIZATION HIGHLIGHTS

Diversified capital structure of primarily non-recourse debt and a 2.0x debt-to-equity ratio. Embedded capacity under existing financing facilities including an undrawn corporate revolver and $1.2B of repurchase facilities availability

Key Financial Metrics

$3.4B	Total capitalization *(excluding cash)*
$2.3B	Total outstanding debt
$165M	Corporate revolving credit facility availability *As of July 25, 2025 (fully undrawn)*
$1.2B	Master repurchase facilities availability *As of July 25, 2025*
2.0x	Debt-to-equity ratio[(4)]
63%	Debt-to-asset ratio[(19)]
6.10%	Blended all-in cost of financing[(5)]

Capital Structure



1%
13%
34%
23%
Total capitalization
$3.4B
29%
Stockholders' equity (undepreciated)
Securitization bonds payable (non-recourse)
Master repurchase facilities (limited recourse)
Mortgage debt (non-recourse)
Other debt (non-recourse)

CAPITALIZATION SUMMARY

(At BRSP share)	Recourse vs. non-recourse[20]	W.A. extended maturity[21]	W.A. contractual interest rate[21]	W.A. all-in COF[5]	Outstanding debt (UPB)
Corporate debt					
Corporate revolving credit facility	Recourse	Jan-27	S + 2.25%	6.69%	$ -
Investment-level debt					
Master repurchase facilities	Limited recourse	Dec-28	S + 2.09%	6.41%	789,729
Securitization bonds payable (2024-FL2)	Non-recourse	Aug-37	S + 2.47%	6.79%	583,875
Securitization bonds payable (2021-FL1)	Non-recourse	Aug-38	S + 1.71%	6.14%	404,532
Mortgage debt – net lease (fixed)	Non-recourse	Sep-31	4.74%	4.74%	286,263
Mortgage debt – other real estate (fixed)	Non-recourse	May-27	4.40%	4.40%	152,753
Other debt	Non-recourse	Jul-25	5.50%	5.50%	34,391
Total / W.A. debt (BRSP share)		**Feb-33**		**6.10%**	**$ 2,251,543**

	Book value
Stockholders' equity	$ 994,355
GAAP net book value (BRSP share)	**994,355**
Accumulated depreciation and amortization	194,282
Non-GAAP impairment of real estate	(51,472)
Undepreciated book value (BRSP share)	**1,137,165**
Total capitalization (undepreciated)	**$ 3,388,708**

BRIGHTSPIRE CAPITAL

Note: During the second quarter 2025, the Company recorded approximately $2.2M of amortization of deferred financing costs, which implies approximately 24 bps of annualized financing costs on the Company's total debt capacity as of June 30, 2025
$ in thousands; as of June 30, 2025; at BRSP share
See footnotes in the appendix

INTEREST RATE SENSITIVITY

Annual Net Interest Income Sensitivity to Changes in Benchmark Rates – Total Investment Portfolio

SOFR: 4.32%
(As of June 30, 2025)



$2.5
$0.0
($2.5)
($5.0)
($7.5)
$ in Millions
($5.4)
($0.04) per share
($4.2)
($0.03) per share
($2.8)
($0.02) per share
($1.4)
($0.01) per share
$1.4
$0.01 per share
(1.00%)
(0.75%)
(0.50%)
(0.25%)
0.25%
Incremental Rate of Change*

* Reflects incremental changes to SOFR spot rate as of June 30, 2025
$ in millions, except per share data; as of June 30, 2025; at BRSP share

BRIGHTSPIRE CAPITAL

APPENDIX



BRIGHTSPIRE CAPITAL

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS

We present Distributable Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, beginning with our taxable year ended December 31, 2018. As a REIT, we are required to distribute substantially all of our taxable income and we believe that dividends are one of the principal reasons investors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations.

We define Distributable Earnings as GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our OP) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) acquisition costs from successful acquisitions, (iv) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (v) general CECL reserves, (vi) depreciation and amortization, (vii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (viii) one-time events pursuant to changes in GAAP and (ix) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings. For clauses (viii) and (ix), such exclusions shall only be applied after approval by a majority of our independent directors. Distributable Earnings include specific CECL reserves.

Additionally, we define Adjusted Distributable Earnings as Distributable Earnings excluding (i) realized gains and losses on asset sales, (ii) fair value adjustments, which represent mark-to-market adjustments to investments in unconsolidated ventures based on an exit price, defined as the estimated price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants, (iii) unrealized gains or losses, (iv) specific CECL reserves and (v) one-time gains or losses that in the judgement of management should not be included in Adjusted Distributable Earnings. We believe Adjusted Distributable Earnings is a useful indicator for investors to further evaluate and compare our operating performance to our peers and our ability to pay dividends, net of the impact of any gains or losses on assets sales or fair value adjustments, as described above.

Distributable Earnings and Adjusted Distributable Earnings do not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income or an indication of our cash flows from operating activities determined in accordance with GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings and Adjusted Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings and Adjusted Distributable Earnings may not be comparable to the Distributable Earnings and Adjusted Distributable Earnings reported by other companies.

The Company calculates Distributable Earnings per share and Adjusted Distributable Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares.

We believe NOI to be a useful measure of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjustments for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company's properties, NOI provides a measure of operating performance independent of the Company's capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company's properties, and transaction costs and administrative costs, may limit the usefulness of NOI. NOI may fail to capture significant trends in these components of GAAP net income (loss) which further limits its usefulness.

NOI should not be considered as an alternative to net income (loss), determined in accordance with GAAP, as an indicator of operating performance. In addition, our methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies.

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS (CONT'D)

The Company presents pro rata ("at share" or "at BRSP share") financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests' ("NCI") share of assets, liabilities, profits and losses was computed by applying noncontrolling interests' economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company's economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company's pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP.

We present undepreciated book value, which is a non-GAAP supplemental financial measure. We believe that presenting undepreciated book value is a more useful and consistent measure of the value of our current portfolio and operations for our investors. It additionally enhances the comparability to our peers who do not hold real estate investments. Undepreciated book value excludes our share of accumulated depreciation and amortization on real estate investments (including related intangible assets and liabilities). Non-GAAP impairment of real estate and foreign currency translation excludes our share of the carrying value (including any related foreign currency translation) on certain net leased and other real estate office properties whose non-recourse mortgages have matured or who have been placed in a cash flow sweep by their lender. Our ability to refinance at their maturity dates is burdened by the current interest rate environment, lenders' aversion to finance or refinance office properties and/or associated improvements or paydowns potentially demanded at such properties. Loan maturity defaults can and have led to foreclosures. Given this potential likelihood, we believe it is prudent to recognize impairments and exclude our share of the carrying value related to these properties. The Company calculates undepreciated book value per share based on the total number of outstanding common shares.

We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the principal amount divided by the appraisal value for the in-place collateral as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value for the in-place collateral as of the date of the most recent as-is appraisal. Construction senior loans' loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Mezzanine loans include attachment and detachment loan-to-values, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value for the in-place collateral as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value for the in-place collateral as of the date of the most recent appraisal. Construction mezzanine loans include attachment and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as-completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis.

We present risk rankings, which is a supplemental financial disclosure, for loans held for investment. In addition to reviewing loans held for investment for impairment quarterly, we evaluate loans held for investment to determine if a current expected credit losses reserve should be established. In conjunction with this review, we assess the risk factors of each senior and mezzanine loans and preferred equity and assign a risk ranking based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, our loans held for investment are ranked "1" through "5," from less risk to greater risk, and the rankings are updated quarterly. At the time of origination or purchase, loans held for investment are ranked as a "3" and will move accordingly going forward based on the rankings which are defined as follows:

1. *Very Low Risk*
2. *Low Risk*
3. *Medium Risk*
4. *High Risk / Potential for Loss – A loan that has a high risk of realizing a principal loss*
5. *Impaired / Loss Likely – A loan that has a very high risk of realizing a principal loss or has otherwise incurred a principal loss*

NOTES REGARDING REPORTABLE SEGMENTS

BrightSpire Capital, Inc. ("BRSP", "BrightSpire Capital", the "Company" or "We") currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business.

Senior and Mezzanine Loans and Preferred Equity ("Loans & Preferred Equity Portfolio" or "Loan Portfolio")
The Company's Loan Portfolio may include senior mortgage loans, mezzanine loans and preferred equity interests ("preferred equity") as well as participations in such loans. The Loan Portfolio may also include acquisition, development and construction loan arrangements accounted for as equity method investments.

- Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile
- Mezzanine loans may include other subordinated loans
- Preferred equity interests may include related equity participation interests

Net Leased Real Estate and Other Real Estate ("Net Lease and Other Real Estate")
The Company's Net Lease Real Estate investments includes direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance, capital expenditures and real estate taxes. Other Real Estate investments includes direct ownership in commercial real estate, with an emphasis on properties with stable cash flow. Net lease and other real estate includes deferred leasing costs and other net intangibles. Other real estate currently consists of two investments with direct ownership in commercial real estate, five additional properties that we acquired through foreclosure or deed-in-lieu of foreclosure and two properties that we consolidate as the primary beneficiary of the VIEs.

Corporate and Other
The Corporate segment includes corporate-level asset management and other fees including operating expenses, compensation and benefits and other fees including expenses related to our secured revolving credit facility. It currently includes CRE Debt Securities, which consists of one sub-portfolio of a real estate private equity interest ("Private Equity Interest" or "PE Interest").

CONSOLIDATED BALANCE SHEET

	June 30, 2025 (Unaudited)	December 31, 2024
Assets		
Cash and cash equivalents	$ 154,283	$ 302,173
Restricted cash	97,399	148,523
Loans and preferred equity held for investment	2,392,415	2,518,925
Current expected credit loss reserve	(136,567)	(165,932)
Loans and preferred equity held for investment, net	2,255,848	2,352,993
Real estate, net	732,776	777,421
Receivables, net	46,071	38,732
Deferred leasing costs and intangible assets, net	35,454	47,172
Assets held for sale	34,284	5,170
Other assets	53,366	51,294
Total assets	**$ 3,409,481**	**$ 3,723,478**
Liabilities		
Securitization bonds payable, net	$ 982,198	$ 1,087,074
Mortgage and other notes payable, net	483,109	619,055
Credit facilities	789,729	785,183
Accrued and other liabilities	68,453	82,625
Intangible liabilities, net	2,187	2,805
Escrow deposits payable	74,748	80,132
Dividends payable	20,797	20,793
Total liabilities	**2,421,221**	**2,677,667**
Commitments and contingencies		
Equity		
Stockholders' equity		
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	-	-
Common stock, $0.01 par value per share		
Class A, 950,000,000 shares authorized, 129,993,935 and 129,685,185 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	1,300	1,297
Additional paid-in capital	2,864,578	2,865,341
Accumulated deficit	(1,871,523)	(1,812,083)
Accumulated other comprehensive loss	-	(6,337)
Total stockholders' equity	994,355	1,048,218
Noncontrolling interests in investment entities	(6,095)	(2,407)
Total equity	988,260	1,045,811
Total liabilities and equity	**$ 3,409,481**	**$ 3,723,478**

$ in thousands, except per share data; as of June 30, 2025, unless otherwise stated

CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024
Net interest income		
Interest income	$ 48,663	$ 63,318
Interest expense	(31,935)	(38,066)
Net interest income	16,728	25,252
Property and other income		
Property operating income	35,668	25,178
Other income	1,593	2,921
Total property and other income	37,261	28,099
Expenses		
Property operating expense	16,650	7,903
Transaction, investment and servicing expense	562	391
Interest expense on real estate	6,765	6,748
Depreciation and amortization	10,607	8,953
Increase of current expected credit loss reserve	582	39,901
Impairment of operating real estate	51,127	45,216
Compensation and benefits (including $2,913 and $3,150 of equity-based compensation expense, respectively)	8,194	9,578
Operating expense	2,976	3,008
Total expenses	97,463	121,698
Other income		
Other loss, net	(3,362)	(142)
Income (loss) before income taxes	(46,836)	(68,489)
Income tax benefit (expense)	21,664	(194)
Net loss	**(25,172)**	**(68,683)**
Net loss attributable to noncontrolling interests:		
Investment entities	2,054	823
Net loss attributable to BrightSpire Capital, Inc. common stockholders	**$ (23,118)**	**$ (67,860)**
Net loss per common share – basic	**$ (0.19)**	**$ (0.53)**
Net loss per common share – diluted	**$ (0.19)**	**$ (0.53)**
Weighted average shares of common stock outstanding – basic	**127,247**	**127,986**
Weighted average shares of common stock outstanding – diluted	**127,247**	**127,986**

In thousands, except per share data; as of June 30, 2025, unless otherwise stated; unaudited

CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT

	Three Months Ended June 30, 2025			
	Loan portfolio	Net leased and other real estate	Corporate and other	Total
Net interest income				
Interest income	$ 48,581	$ 14	$ 68	$ 48,663
Interest expense	(31,563)	(68)	(304)	(31,935)
Net interest income (expense)	17,018	(54)	(236)	16,728
Property and other income				
Property operating income	-	35,668	-	35,668
Other income	-	86	1,507	1,593
Total property and other income	-	35,754	1,507	37,261
Expenses				
Property operating expense	-	16,650	-	16,650
Transaction, investment and servicing expense	330	14	218	562
Interest expense on real estate	-	6,765	-	6,765
Depreciation and amortization	-	10,575	32	10,607
Increase of current expected credit loss reserve	582	-	-	582
Impairment of operating real estate	-	51,127	-	51,127
Compensation and benefits	-	-	8,194	8,194
Operating expense	2	1	2,973	2,976
Total expenses	914	85,132	11,417	97,463
Other income				
Other gain (loss), net	55	(3,429)	12	(3,362)
Income (loss) before income taxes	**16,159**	**(52,861)**	**(10,134)**	**(46,836)**
Income tax benefit (expense)	(106)	21,770	-	21,664
Net income (loss)	**16,053**	**(31,091)**	**(10,134)**	**(25,172)**
Net loss attributable to noncontrolling interests:				
Investment entities	-	2,054	-	2,054
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	**$ 16,053**	**$ (29,037)**	**$ (10,134)**	**$ (23,118)**

$ in thousands; as of June 30, 2025; unaudited

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Reconciliation of consolidated balance sheet to at share balance sheet

	As of June 30, 2025		
	Consolidated	NCI[22]	At BRSP share[23]
Assets			
Loans and preferred equity held for investment, net	$ 2,255,848	$ -	$ 2,255,848
Real estate, net	732,776	11,469	721,307
Deferred leasing costs and intangible assets, net	35,454	523	34,931
Assets held for sale	34,284	-	34,284
Cash, restricted cash, receivables and other assets	351,119	(5,857)	356,976
Total assets	**$ 3,409,481**	**$ 6,134**	**$ 3,403,347**
Liabilities			
Securitization bonds payable, net	$ 982,198	$ -	$ 982,198
Mortgage and other notes payable, net	483,109	11,350	471,759
Credit facilities	789,729	-	789,729
Intangible liabilities, net	2,187	179	2,008
Other liabilities, escrow deposits payable and dividends payable	163,998	700	163,298
Total liabilities	**$ 2,421,221**	**$ 12,229**	**$ 2,408,992**
Total equity	$ 988,260	$ (6,095)	$ 994,355
Total liabilities and equity	**$ 3,409,481**	**$ 6,134**	**$ 3,403,347**
Total common shares	129,994	129,994	129,994
GAAP net book value per share	$ 7.60	$ (0.05)	$ 7.65
Accumulated depreciation and amortization[10]	$ 199,272	$ 4,990	$ 194,282
Accumulated depreciation and amortization per share[10]	$ 1.53	$ 0.03	$ 1.49
Non-GAAP impairment of real estate[11]	$ (55,465)	$ (3,993)	$ (51,472)
Non-GAAP impairment of real estate[11]	$ (0.43)	$ (0.02)	$ (0.40)
Undepreciated book value	$ 1,132,067	$ (5,098)	$ 1,137,165
Undepreciated book value per share	$ 8.71	$ (0.04)	$ 8.75

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of June 30, 2025; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net book value to undepreciated book value

		As of June 30, 2025
GAAP net book value (excluding noncontrolling interests in investment entities)	$	994,355
Accumulated depreciation and amortization[(10)]		194,282
Non-GAAP impairment of real estate[(11)]		(51,472)
Undepreciated book value	$	1,137,165
GAAP net book value per share (excluding noncontrolling interests in investment entities)	$	7.65
Accumulated depreciation and amortization per share[(10)]		1.49
Non-GAAP impairment of real estate per share[(11)]		(0.40)
Undepreciated book value per share	$	8.75
Total common shares		129,994

In thousands, except per share data; as of June 30, 2025; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net loss to Distributable Earnings and Adjusted Distributable Earnings

		Three Months Ended June 30, 2025
Net loss attributable to BrightSpire Capital, Inc. common stockholders	$	(23,118)
Adjustments:		
Non-cash equity compensation expense		2,913
Depreciation and amortization		10,676
Net unrealized loss (gain):		
Impairment of operating real estate, net of associated income tax benefit		28,820
Other unrealized loss on investments		3,361
General CECL reserves		(18,900)
Adjustments related to noncontrolling interests		(358)
Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$	3,394
Distributable Earnings per share[24]	$	0.03
Weighted average number of common shares[24]		130,186

		Three Months Ended June 30, 2025
Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$	3,394
Adjustments:		
Specific CECL reserves		19,482
Adjusted Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$	22,876
Adjusted Distributable Earnings per share[24]	$	0.18
Weighted average number of common shares[24]		130,186

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of June 30, 2025; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net loss to NOI

		Three Months Ended June 30, 2025
Net loss attributable to BrightSpire Capital, Inc. common stockholders	$	(23,118)
Adjustments:		
Net income attributable to non-net leased and other real estate portfolios[25]		(5,917)
Net loss attributable to noncontrolling interests in investment entities		(2,054)
Amortization of above- and below-market lease intangibles		1
Net interest expense		53
Interest expense on real estate		6,765
Other income		(86)
Transaction, investment and servicing expense		14
Depreciation and amortization		10,575
Impairment of operating real estate		51,127
Operating expense		1
Other loss on investments, net		3,428
Income tax benefit		(21,770)
NOI attributable to noncontrolling interest in investment entities		(277)
Total NOI attributable to BrightSpire Capital, Inc. common stockholders	$	18,742

$ in thousands; as of June 30, 2025; unaudited
See footnotes in the appendix

FOOTNOTES

1. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash PIK interest income and the accrual of origination and exit fees. For W.A. calculations, unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate or benchmark floor as of June 30, 2025
2. Includes unrestricted cash, availability under the corporate revolving credit facility and $54 million of approved and undrawn borrowings available on our credit facilities as of July 25, 2025
3. As of July 25, 2025
4. Debt-to-equity ratio based on BRSP's share of total outstanding unpaid principal balance ("UPB") divided by total stockholders' equity excluding the impact of accumulated depreciation and amortization on real estate investments and including the impact of non-GAAP impairment of real estate; stockholders' equity excludes noncontrolling interests in investment entities
5. For W.A. calculations, assumes the applicable floating benchmark rate or benchmark floor as of June 30, 2025 and is weighted on outstanding debt (UPB); excludes amortization of financing costs
6. Based on annualized Q2'25 quarterly dividend of $0.16/share and BRSP closing share price of $4.91 as of July 25, 2025
7. Reflects general CECL reserve as a % (or bps) of the aggregate commitment amount of the total loan portfolio excluding loans that were evaluated for specific CECL reserves
8. Includes one private equity secondary interest for approximately $2 million
9. Includes cash, restricted cash, net receivables, other assets, accrued and other liabilities, escrow deposits payable and dividends payable
10. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities
11. Reflects non-GAAP impairment of real estate related to seven properties; refer to page 24 for additional disclosure on undepreciated book value
12. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at BRSP share as of June 30, 2025
13. Represents the remaining loan term based on the maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at BRSP share as of June 30, 2025
14. Represents loan fundings related to the existing loan portfolio as of June 30, 2025
15. During the second quarter of 2025, the Company acquired legal title to one hotel property in San Jose, California via foreclosure, which is included in real estate, net on the Company's consolidated balance sheet. Prior to the acquisition, the senior loan investment was on nonaccrual status
16. Other includes non-cash payment-in-kind ("PIK") interest income, accrual of origination and exit fees, write downs / charge-offs of CECL reserves and other adjustments
17. Represents the percent leased as of June 30, 2025 and is weighted by undepreciated carrying value
18. Based on in-place leases (defined as occupied and paying leases) as of June 30, 2025 and assumes that no renewal options are exercised. W.A. calculation based on undepreciated carrying value; excludes multifamily and hotel property types
19. Debt-to-asset ratio based on total outstanding UPB at BRSP share divided by total assets at BRSP share excluding the impact of accumulated depreciation and amortization on real estate investments and including the impact of non-GAAP impairment of real estate
20. Subject to customary non-recourse carve-outs
21. W.A. calculation based on outstanding debt (UPB)
22. Represents interests in assets held by third party partners
23. Represents the proportionate share attributed to BRSP based on BRSP's ownership percentage by asset
24. The Company calculates Distributable Earnings and Adjusted Distributable Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares
25. Net (income) loss attributable to non-net leased and other real estate portfolios includes net (income) loss on our senior and mezzanine loans and preferred equity and corporate and other business segments

COMPANY INFORMATION

BrightSpire Capital (NYSE: BRSP) is internally managed and one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. BrightSpire Capital is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.brightspire.com.

HEADQUARTERS

New York
590 Madison Avenue
33rd Floor
New York, NY 10022
212-547-2631

STOCK & TRANSFER AGENT

EQ (Equiniti Trust Company, LLC)
800-937-5449
helpast@equiniti.com

ANALYST COVERAGE

B. Riley
Randy Binner
703-312-1890

BTIG
Thomas Catherwood
212-738-6140

Barclays
Terry Ma
212-526-7965

JMP Securities
Steve DeLaney
212-906-3517

BofA Securities
Eric Dray
646-855-5780

Jones Research
Jason Weaver
646-454-2710

Alliance Global Partners
Gaurav Mehta
646-908-3825

WWW.BRIGHTSPIRE.COM

NYSE: BRSP

INVESTOR RELATIONS

ADDO Investor Relations
Anne McGuinness
310-829-5400
brsp@addo.com

BRIGHTSPIRE CAPITAL



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